CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/31/04]

[$720,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 100.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	729
Total Outstanding Loan Balance	$163,187,233*	Min	Max
Average Loan Current Balance	$223,851	$49,500	$750,000
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	6.65%	4.43%	10.13%
Arm Weighted Average Coupon	6.64%
Fixed Weighted Average Coupon	7.55%
Weighted Average Margin	6.02%	3.50%	8.75%
Weighted Average FICO (Non-Zero)	655
Weighted Average Age (Months)	1
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.0%
% Fixed	01.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 5.00	8	2,052,492	1.3	4.89	78.5	676
5.01 - 5.50	27	8,042,780	4.9	5.40	77.9	650
5.51 - 6.00	91	25,014,057	15.3	5.80	82.0	673
6.01 - 6.50	163	39,739,779	24.4	6.33	81.7	653
6.51 - 7.00	230	48,105,185	29.5	6.81	81.1	653
7.01 - 7.50	114	23,325,557	14.3	7.28	82.4	651
7.51 - 8.00	50	8,643,483	5.3	7.76	82.8	654
8.01 - 8.50	26	4,830,822	3.0	8.29	83.3	639
8.51 - 9.00	15	2,693,537	1.7	8.78	85.0	641
9.01 - 9.50	3	324,000	0.2	9.23	85.0	625
9.51 - 10.00	1	171,540	0.1	9.61	90.0	577
10.01 - 10.13	1	244,000	0.1	10.13	80.0	532
Total:	729	163,187,233	100.0	6.65	81.6	655

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
532 - 550	2	508,850	0.3	8.24	82.6	532
551 - 575	3	813,100	0.5	7.40	76.5	562
576 - 600	46	7,790,509	4.8	7.16	81.7	590
601 - 625	147	29,898,730	18.3	6.66	81.8	614
626 - 650	172	39,903,975	24.5	6.58	80.5	637
651 - 675	161	38,130,526	23.4	6.83	81.5	662
676 - 700	100	24,611,833	15.1	6.50	82.9	686
701 - 725	56	12,885,120	7.9	6.39	83.2	711
726 - 750	28	5,598,537	3.4	6.20	80.3	739
751 - 775	12	2,740,454	1.7	6.61	81.9	761
776 - 800	1	151,200	0.1	6.25	80.0	782
801 - 804	1	154,400	0.1	5.95	80.0	804
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
49,500 - 50,000	1	49,500	0.0	9.00	90.0	650
50,001 - 100,000	79	6,678,806	4.1	7.06	80.8	641
100,001 - 150,000	189	23,880,628	14.6	6.94	81.0	651
150,001 - 200,000	146	25,504,561	15.6	6.71	81.3	661
200,001 - 250,000	85	19,088,138	11.7	6.63	81.4	650
250,001 - 300,000	59	16,146,860	9.9	6.74	82.0	654
300,001 - 350,000	45	14,613,545	9.0	6.54	81.2	653
350,001 - 400,000	44	16,540,560	10.1	6.59	81.9	662
400,001 - 450,000	28	11,969,875	7.3	6.49	81.4	656
450,001 - 500,000	24	11,596,005	7.1	6.40	82.5	656
500,001 - 550,000	12	6,412,850	3.9	6.53	84.2	667
550,001 - 600,000	8	4,622,005	2.8	6.11	82.3	661
600,001 - 750,000	9	6,083,900	3.7	6.41	81.7	647
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
25.000 - 50.000	3	1,050,000	0.6	5.74	38.4	632
55.001 - 60.000	2	613,000	0.4	5.92	59.9	642
60.001 - 65.000	4	1,290,920	0.8	6.67	62.6	646
65.001 - 70.000	11	2,991,699	1.8	6.29	68.9	630
70.001 - 75.000	21	6,122,014	3.8	6.20	73.1	659
75.001 - 80.000	533	108,094,230	66.2	6.71	79.9	657
80.001 - 85.000	32	8,594,800	5.3	6.53	84.4	647
85.001 - 90.000	83	23,203,259	14.2	6.60	89.6	652
90.001 - 95.000	33	10,058,711	6.2	6.67	94.8	661
95.001 - 100.000	7	1,168,600	0.7	7.75	100.0	663
Total:	729	163,187,233	100.0	6.65	81.6	655

•

Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	74	12,276,770	7.5	7.03	80.6	655
1.00	59	11,388,454	7.0	7.19	80.8	659
1.75	76	25,698,680	15.7	6.59	80.8	667
2.00	344	76,694,331	47.0	6.58	83.1	652
2.75	5	2,084,350	1.3	6.45	85.9	659
3.00	171	35,044,647	21.5	6.55	79.5	650
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	432	94,112,597	57.7	6.49	82.6	643
Reduced	157	38,718,935	23.7	6.87	81.5	675
No Income/ No Asset	3	679,200	0.4	7.13	86.5	659
Stated Income / Stated Assets	137	29,676,501	18.2	6.86	78.5	666
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	719	161,435,333	98.9	6.64	81.6	655
Second Home	1	103,600	0.1	6.45	80.0	643
Investor	9	1,648,300	1.0	7.34	84.5	663
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	233	77,635,261	47.6	6.44	81.5	659
Nevada	57	11,951,956	7.3	6.93	80.1	653
Arizona	69	10,247,055	6.3	6.72	81.6	651
Florida	46	8,960,430	5.5	7.12	82.1	649
Oregon	38	6,390,360	3.9	6.58	82.2	654
Washington	32	5,388,220	3.3	6.68	81.7	642
Colorado	33	5,339,687	3.3	6.38	81.9	645
Michigan	34	5,090,379	3.1	7.07	82.8	659
Virginia	19	4,990,180	3.1	6.69	84.2	658
Texas	24	3,338,656	2.0	7.32	80.8	656
Maryland	15	3,138,700	1.9	6.90	83.8	641
Georgia	16	2,711,801	1.7	7.43	81.9	632
Minnesota	15	2,617,792	1.6	6.76	81.2	673
Ohio	12	1,602,970	1.0	6.95	84.8	647
Utah	8	1,565,714	1.0	6.65	87.7	657
Other	78	12,218,073	7.5	6.80	80.2	651
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	494	106,330,625	65.2	6.75	81.8	659
Refinance - Rate Term	27	4,786,800	2.9	6.67	80.1	648
Refinance - Cashout	208	52,069,808	31.9	6.44	81.4	648
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	531	123,442,120	75.6	6.66	82.1	655
Arm 3/27	174	33,606,519	20.6	6.62	81.6	654
Arm 5/25	16	4,431,920	2.7	6.20	69.2	652
Fixed Rate	8	1,706,674	1.0	7.55	81.8	650
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	567	127,687,308	78.2	6.64	81.8	656
PUD	114	26,203,541	16.1	6.65	80.8	645
Condo	33	5,910,330	3.6	6.59	82.0	664
3-4 Family	9	2,147,400	1.3	7.54	80.4	675
2 Family	6	1,238,654	0.8	6.95	80.3	677
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.50 - 4.00	4	1,314,650	0.8	5.72	79.5	683
4.01 - 4.50	14	4,279,670	2.7	5.55	71.5	668
4.51 - 5.00	46	10,898,562	6.7	5.98	78.6	667
5.01 - 5.50	123	29,483,474	18.3	6.42	81.1	654
5.51 - 6.00	147	40,769,794	25.2	6.30	84.3	657
6.01 - 6.50	183	35,724,015	22.1	6.69	81.7	651
6.51 - 7.00	117	23,126,197	14.3	7.10	80.2	657
7.01 - 7.50	55	9,901,380	6.1	7.65	81.8	649
7.51 - 8.00	22	3,907,027	2.4	8.39	83.1	639
8.01 - 8.50	8	1,835,850	1.1	8.74	83.7	651
8.51 - 8.75	2	239,940	0.1	9.36	90.0	591
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
19 - 21	41	9,676,514	6.0	6.16	80.9	644
22 - 24	490	113,765,605	70.5	6.71	82.2	656
31 - 33	27	4,238,392	2.6	6.51	78.5	645
34 - 36	147	29,368,127	18.2	6.64	82.1	656
37 - 59	16	4,431,920	2.7	6.20	69.2	652
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.43 - 11.50	17	4,998,090	3.1	5.33	73.5	666
11.51 - 12.00	54	14,829,307	9.2	5.84	82.2	663
12.01 - 12.50	103	23,242,180	14.4	6.19	82.7	652
12.51 - 13.00	162	36,985,247	22.9	6.49	81.6	661
13.01 - 13.50	139	35,416,316	21.9	6.73	82.1	650
13.51 - 14.00	128	26,489,385	16.4	6.98	81.0	656
14.01 - 14.50	54	9,387,396	5.8	7.37	80.7	653
14.51 - 15.00	34	5,375,689	3.3	7.84	83.8	656
15.01 - 15.50	17	2,781,222	1.7	8.25	82.8	641
15.51 - 16.00	8	1,236,187	0.8	8.72	83.0	629
16.01 - 16.50	3	324,000	0.2	9.23	85.0	625
16.51 - 17.00	1	171,540	0.1	9.61	90.0	577
17.01 - 17.13	1	244,000	0.2	10.13	80.0	532
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.43 - 4.50	2	312,320	0.2	4.45	80.0	699
4.51 - 5.50	34	9,970,832	6.2	5.33	78.0	655
5.51 - 6.00	91	24,958,178	15.5	5.81	82.0	673
6.01 - 6.50	160	39,391,508	24.4	6.33	81.7	653
6.51 - 7.00	230	47,986,382	29.7	6.80	81.1	653
7.01 - 7.50	110	22,624,757	14.0	7.28	82.6	651
7.51 - 8.00	49	8,522,683	5.3	7.76	82.8	654
8.01 - 8.50	25	4,280,822	2.7	8.28	83.1	638
8.51 - 9.00	15	2,693,537	1.7	8.78	85.0	641
9.01 - 9.50	3	324,000	0.2	9.23	85.0	625
9.51 - 10.00	1	171,540	0.1	9.61	90.0	577
10.01 - 10.13	1	244,000	0.2	10.13	80.0	532
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.5	29	6,424,202	4.0	6.68	83.2	668
2.0	109	28,272,600	17.5	6.41	82.3	658
3.0	578	126,172,087	78.1	6.69	81.4	654
5.0	5	611,670	0.4	6.77	72.5	665
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.0	539	117,363,655	72.7	6.67	81.5	655
1.5	179	43,486,534	26.9	6.56	82.0	654
3.0	3	630,370	0.4	7.07	86.1	675
Total:	721	161,480,559	100.0	6.64	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	401	83,781,256	51.3	6.64	81.7	653
36	153	28,395,643	17.4	6.60	82.0	653
60	175	51,010,334	31.3	6.69	81.3	659
Total:	729	163,187,233	100.0	6.65	81.6	655

  *     Note, for second liens, CLTV is employed in this calculation.